                                                                      EXHIBIT 99


THE HARVEY ENTERTAINMENT COMPANY

PART I - FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEET (UNAUDITED)


                                                                                                 Pro-forma
                                                                                   March 31,     March 31,
ASSETS                                                                               2000           2000
                                                                                 ------------   -----------
       Cash and cash equivalents                                                  $ 2,167,000   $ 2,167,000

       Marketable securities                                                        1,846,000     1,846,000

       Other investments                                                              500,000       500,000

       Accounts receivable, net of allowances for doubtful accounts of $287,000       690,000       690,000

       Prepaid expenses and other assets                                            1,011,000     1,011,000

       Income tax receivable                                                          540,000       540,000

       Film inventory, net of accumulated amortization of $9,124,000               11,819,000    11,819,000

       Fixed assets, net of accumulated depreciation of $793,000                      489,000       489,000

       Goodwill, net of accumulated amortization of $1,384,000                      1,211,000     1,211,000

       Trademarks, copyrights and other intangibles net of accumulated              1,247,000     1,247,000
          amortization of $462,000
                                                                                  -----------   -----------
TOTAL ASSETS                                                                      $21,520,000   $21,520,000
                                                                                  ===========   ===========

THE HARVEY ENTERTAINMENT COMPANY

PART I - FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEET (UNAUDITED) (CONTINUED)


                                                                                                        Pro-forma
                                                                                         March 31,      March 31,
LIABILITIES AND STOCKHOLDERS' EQUITY                                                       2000            2000
                                                                                       ------------    ------------
       LIABILITIES

          Accounts payable and accrued expenses                                        $    569,000    $    569,000

          Accrued marketing expenses                                                        892,000         892,000

          Participations payable                                                            664,000         664,000

          Accrued rent                                                                       56,000          56,000

                                                                                       ------------    ------------
             Total liabilities                                                            2,181,000       2,181,000
                                                                                       ------------    ------------

       Series A convertible preferred stock, $100 stated value, 300,000 shares authorized, 203,000 shares issued and outstanding at March 31, 2000, liquidation preference of $20,264,000 at March 31, 2000. On a pro-forma basis 134,000 shares issued and outstanding and liquidation
          preference of $13,366,000                                                      16,725,000      11,021,000
                                                                                       ------------    ------------
       STOCKHOLDERS' EQUITY

          Preferred stock, $1 par value, 3,000,000 shares authorized (300,000 shares
             have been designated as Series A convertible preferred stock)                     --              --

          Series B convertible preferred stock, $100 stated value. On a pro-forma basis 300,000 shares authorized and 69,000 shares issued and
             outstanding at March 31, 2000                                                     --         6,946,000

          Common stock, no par value, 30,000,000 shares authorized 4,187,000
             issued and outstanding                                                      22,268,000      22,268,000

          Additional paid in capital                                                      4,523,000       3,785,000

          Accumulated other comprehensive income                                         (3,228,000)     (3,228,000)

          Accumulated deficit                                                           (20,949,000)    (21,453,000)

                                                                                       ------------    ------------
             Total stockholders' equity                                                   2,614,000       8,318,000
                                                                                       ------------    ------------

LIABILITIES AND STOCKHOLDERS' EQUITY                                                   $ 21,520,000    $ 21,520,000
                                                                                       ============    ============

THE HARVEY ENTERTAINMENT COMPANY

PART I - FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)


                                                                                                      Pro-forma
                                                                                 Three months       Three months
                                                                                ended March 31,    ended March 31,
                                                                                     2000               2000
                                                                                --------------    ----------------
OPERATING REVENUES
       Merchandising and licensing                                                $   882,000       $   882,000
       Publishing                                                                        --                --
                                                                                  -----------       -----------
            Net operating revenues                                                    882,000           882,000

OPERATING EXPENSES
       Cost of sales                                                                  206,000           206,000
       Selling, general and administrative expenses                                 1,143,000         1,143,000
       Amortization of film inventory                                                    --                --
       Amortization of goodwill, trademarks, copyrights and other                      93,000            93,000
       Depreciation expense                                                            38,000            38,000
                                                                                  -----------       -----------
            Total operating expenses                                                1,480,000         1,480,000
                                                                                  -----------       -----------

LOSS FROM OPERATIONS                                                                 (598,000)         (598,000)

OTHER (EXPENSES)/INCOME                                                                (2,000)           (2,000)

INTEREST INCOME/EXPENSE, NET                                                           64,000            64,000

                                                                                  -----------       -----------
NET LOSS                                                                          $  (536,000)      $  (536,000)

       Preferred stock dividend                                                      (349,000)         (349,000)

       Excess of the fair value of Series B convertible preferred stock issued less the carrying amount of Series A convertible preferred stock redeemed and the associated beneficial conversion feature on Series A
          convertible preferred stock redeemed                                           --            (504,000)

                                                                                  -----------       -----------
NET LOSS APPLICABLE TO COMMON STOCKHOLDERS                                        $  (885,000)      $(1,389,000)
                                                                                  ===========       ===========

NET LOSS PER SHARE OF COMMON STOCK
       Basic and diluted                                                          $     (0.21)      $     (0.33)
                                                                                  ===========       ===========

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING
       Basic and diluted                                                            4,187,000         4,187,000
                                                                                  ===========       ===========
